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                     OLDE PREMIUM PLUS MONEY MARKET SERIES
                      Supplement to the February 12, 1996
              Prospectus and Statement of Additional Information

        Effective January 1, 1997 through January 1, 1998, the Adviser has voluntarily agreed to waive its management fee and accounting fee, and limit all other expenses of this Series to no more than .25% of average net assets. The Adviser may, in its discretion, reimburse additional expenses of this Series.